UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2026

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Axe Compute Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

(Address of Principal Executive Offices) (Zip Code)

(412) 432-1500

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AGPU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2026, Axe Compute Inc. (the “Company”) entered into an Equity Purchase Agreement, pursuant to which the Company acquired 100% of the issued and outstanding membership interests in Duos Edge AI – GPUaaS, LLC (the “SPV”), a Delaware limited liability company, which was wholly-owned by Duos Technologies Group, Inc. (“Duos”) prior to the acquisition. The SPV’s assets consist of 288 Supermicro B300 servers (2,304 GPUs) and associated networking equipment (referred to herein as the “cluster”). As consideration, the Company (i) repaid in full the SPV’s pre-existing debt of approximately $87.8 million and (ii) agreed to pay Duos a deferred purchase price of $715,000 per month for a period of 60 months, which must be repaid within the earlier of 12 months following closing of the acquisition or the date that the Company or any of its affiliates enters into a loan or other financing secured by the cluster. The acquisition closed on September 30, 2026.

The foregoing summary is qualified in its entirety by reference to the Equity Purchase Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

Item 7.01. Regulation FD Disclosure.

On October 5, 2026, the Company issued a press release announcing the acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axe Compute Inc.

Date: October 5, 2026	By:	/s/ Christopher Miglino
Christopher Miglino
Chief Executive Officer